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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):       April 4, 2003
                                                                --------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                               000-11521                               23-1701520
-------------------------------------      -------------------------------      --------------------------------------
    (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
         of Incorporation)                          File Number)                         Identification No.)


   4 Country View Road, Malvern, Pennsylvania                       19355
------------------------------------------------                 ----------
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code             (610) 647-5930
                                                               --------------



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Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable

(c) Exhibits.

  Exhibit
  Number            Description
  ----------        -----------------------------------------------------------

  99.1              Press Release dated April 4, 2003 entitled "SCT Estimates
                    Second Quarter Earnings, Announces Conference Call."

  99.2              Text of script for April 4, 2003 Conference Call.

Item 9.  Regulation FD Disclosure.

         This Current Report on Form 8-K is being furnished pursuant to Item 12.
See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition.

         On April 4, 2003, Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), issued a press release reporting estimated earnings for its second quarter ended March 31, 2003. The press release also contains other estimated financial information for the Company's second quarter ended
March 31, 2003. The press release is furnished as Exhibit 99.1 to this Current
Report on Form 8-K.

         On April 4, 2003, the Company held a broadly accessible conference call with investors to discuss the Company's preliminary results announced in the press release. A script read by officers of the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         The press release and the disclosures by the Company during the conference call included one or more "non-GAAP financial measures" within the meaning of the Securities and Exchange Commission's Regulation G. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

         The following is a reconciliation of the Non-GAAP to GAAP financial measures:

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

                                                               Quarter Ended       Quarter Ended
Reconciliation of Non-GAAP to GAAP Financial Measures          March 31, 2003      March 31, 2002
-----------------------------------------------------          --------------      --------------
Estimated earnings per share from continuing operations,
  before restructuring charge (non-GAAP)                          $.02-$.05            $.10
Restructuring charge                                             ($.03)               ($.08)
Earnings (loss) per share from continuing operations (GAAP)      ($.01)-$.02           $.02





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




Date: April 9, 2003                 Systems & Computer Technology Corporation


                                    By: /s/ Eric Haskell
                                        --------------------------------------
                                           Eric Haskell
                                           Executive Vice President, Finance &
                                           Administration, Treasurer
                                           and Chief Financial Officer



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                                  Exhibit Index



  Exhibit
  Number            Description
  ----------        -----------------------------------------------------------

  99.1 Press Release dated April 4, 2003 entitled "SCT Estimates Second Quarter Earnings, Announces Conference Call."

  99.2              Text of script for April 4, 2003 Conference Call.